                              LETTER OF TRANSMITTAL

                             SCG HOLDING CORPORATION
                  AND SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC
                             OFFER TO EXCHANGE THEIR
                     12% SENIOR SUBORDINATED NOTES DUE 2009,
             WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF
                                1933, AS AMENDED,
                           FOR ANY AND ALL OUTSTANDING
                     12% SENIOR SUBORDINATED NOTES DUE 2009

               Pursuant to the Prospectus dated [         ], 2000.

         THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
                     ON [         ], 2000 UNLESS EXTENDED.
                  TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M.,
                   NEW YORK CITY TIME, ON [           ], 2000
                           UNLESS PREVIOUSLY ACCEPTED.

        DELIVERY TO: STATE STREET BANK AND TRUST COMPANY, EXCHANGE AGENT

                 BY MAIL:                      BY OVERNIGHT MAIL OR COURIER:

        Corporate Trust Department                Corporate Trust Window,
               P.O. Box 778                  2 Avenue de Lafayette, Fifth Floor
       Boston, Massachusetts 02102              Boston, Massachusetts 02111
       ATTENTION: Mackenzie Elijah              ATTENTION: Mackenzie Elijah


           BY HAND IN NEW YORK                       BY HAND IN BOSTON
   BETWEEN [     ] A.M. AND 5:00 P.M.:     BETWEEN [      ] A.M. AND 5:00 P.M.:

               61 Broadway                          Corporate Trust Window,
               15th Floor                     2 Avenue de Lafayette, Fifth Floor
         Corporate Trust Window                  Boston, Massachusetts 02111
           New York, NY 10006                    ATTENTION: Mackenzie Elijah


                              FOR INFORMATION CALL:
                                 (617) 662-1525


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

                  The undersigned acknowledges receipt of the Prospectus
dated [       ], 2000 (the "Prospectus") of SCG Holding Corporation and
Semiconductor Components Industries, LLC, each a Delaware Corporation (together, the "Issuers"), and this Letter of Transmittal (this "Letter"). The Prospectus and this Letter together constitute the offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $400,000,000 of the Issuers' 12% Senior Subordinated Notes due 2009, which have been registered under the Securities Act of 1933, as amended (the "New Notes"), for an equal principal amount of the Issuers' outstanding 12% Senior Subordinated Notes due 2009 (the "Old Notes"). State Street Bank and Trust Company is the exchange agent (the "Exchange Agent") for the Exchange Offer.

                  For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount at maturity equal to that of the surrendered Old Note. The New Notes will accrue interest at 12% per annum from August 4, 1999, the date of issue of the Old Notes, or the last date on which interest was paid on the Old Notes surrendered in exchange therefor. Interest on the New Notes is payable on February 1 and August 1 of
each year commencing on [           ], 2000, subject to the Indenture dated
as of August 4, 1999 among the Issuers, certain of their subsidiaries (the "Guarantors") and State Street Bank and Trust Company, as Trustee. Capitalized terms used herein but not defined herein have the meaning set forth in the Exchange Offer and Registration Rights Agreement (the "Exchange Offer and Registration Rights Agreement") dated as of August 4, 1999 among the Issuers, the Guarantors and the initial purchasers of the Old Notes.

                  The Issuers will be jointly and severally liable to pay liquidated damages to each holder of Transfer Restricted Securities (as defined in the Exchange Offer and Registration Rights Agreement), during the period of one or more Registration Defaults (as defined below) in an amount equal to $0.192 per week per $1,000 principal amount of Transfer Restricted Securities held by such holder. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease. Each of the following is a "Registration Default":

                  - the applicable Registration Statement is not filed with the Commission on or prior to 120 days after the Issue Date;

                  - the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is not declared effective within 180 days after the Issue Date;

                  - the Exchange Offer is not consummated within 210 days after the Issue Date; or

                  - the Shelf Registration Statement is filed and declared effective within 180 days after the Issue Date (or in the case of a Shelf Registration Statement to be filed in response to any change in law or applicable interpretations thereof, within 60 days after the publication of the change in law or interpretation) but shall thereafter cease to be effective (at any time that the Issuers and the Note Guarantors are obligated to maintain the effectiveness thereof) without being succeeded within 30 days by an additional Registration Statement filed and declared effective.

                  The Issuers and the Guarantors reserve their rights to delay acceptance of any Old Notes, extend the Exchange Offer or terminate the Exchange Offer and not permit acceptance of

Old Notes not previously accepted if any of the conditions set forth in "The Exchange Offer--Conditions" section of the Prospectus shall have occurred and shall not have been waived by the Issuers and the Guarantors, by giving written notice of such delay, extension or termination to the Exchange Agent and to amend the terms of the Exchange Offer in any manner they deem to be advantageous to the holders of the Old Notes.

                  Any such delay in acceptance, extension, termination or amendment will be followed as promptly as practicable by written notice thereof to the Exchange Agent. If the Exchange Offer is amended in a manner determined by the Issuers to constitute a material change, the Issuers will promptly disclose such amendment in a manner reasonably calculated to inform the holders of the Old Notes of such amendment.

                  This Letter is to be completed by a holder of Old Notes if Old Notes are to be forwarded herewith or if a tender of Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at DTC and all other documents required by this Letter to the Exchange Agent on or prior to the expiration of the Exchange Offer, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1 of this Letter. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

                  The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                  List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

            DESCRIPTION OF OLD NOTES                       1                    2                    3
-----------------------------------------------------------------------------------------------------------------
                                                                            Aggregate
     Name(s) and Address(es) of Registered            Certificate        Principal Amount     Principal Amount
                   Holder(s)                          Number(s)*          of Old Note(s)         Tendered**
           (Please fill in, if blank)
-----------------------------------------------------------------------------------------------------------------


                                      Total
-----------------------------------------------------------------------------------------------------------------


* Need not be completed if Old Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution_________________________________________

         Account Number_________________ Transaction Code Number_______________

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Holder(s)_______________________________________

         Window Ticket Number (if any)_________________________________________

         Date of Execution of Notice of Guaranteed Delivery____________________

         Name of Institution which guaranteed delivery_________________________

         IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

         Account Number_________________ Transaction Code Number_______________

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:_________________________________________________________________

         Address:______________________________________________________________

         ______________________________________________________________________

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

                  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Old Notes as are being tendered hereby.

                  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuers. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is engaged in, or intends to engage in, a distribution of such New Notes, or has an arrangement or understanding with any person to participate in the distribution of such New Notes, and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Issuers.

                  The undersigned also acknowledges that this Exchange Offer is being made based upon the Issuers' and the Guarantors' understanding of an interpretation by the staff of the Securities and Exchange Commission (the "Commission") as set forth in no-action letters issued to third parties, including EXXON CAPITAL HOLDINGS CORPORATION, SEC No-Action Letter (available May 13, 1988), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) and SHEARMAN & STERLING, SEC No-Action Letter (available July 2, 1993), that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such New Notes directly from the Issuers for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holder's business and such holder is not engaged in, and does not intend to engage in, a distribution of such New Notes and has no arrangement with any person to participate in the distribution of such New Notes. If a holder of Old Notes is engaged in or intends to engage in a distribution of the New Notes or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder may not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes;

however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                  The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

                  Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

                  THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

             SPECIAL ISSUANCE INSTRUCTIONS                                  SPECIAL DELIVERY INSTRUCTIONS
               (See Instructions 3 and 4)                                    (See Instructions 3 and 4)
         To be completed ONLY if certificates for Old                    To be completed ONLY if certificates for
Notes not exchanged and/or New Notes are to be issued           Old Notes not exchanged and/or New Notes are to be
in the name of and sent to someone other than the               sent to someone other than the person(s) whose
person(s) whose signature(s) appear(s) on this Letter           signature(s) appear(s) on this Letter above or to
above, or if Old Notes delivered by book-entry transfer         such person(s) at an address other than shown in the
which are not accepted for exchange are to be returned          box entitled "Description of Old Notes" on this
by credit to an account maintained at DTC other than            Letter above.
the account indicated above.

Issue New Notes and/or Old Notes to:                            Mail New Notes and/or Old Notes to:

Name(s):.............................................           Name(s):.............................................
                 (Please Type or Print)                                        (Please Type or Print)

 .....................................................           .....................................................
                 (Please Type or Print)                                        (Please Type or Print)

Address:.............................................           Address:.............................................

 .....................................................           .....................................................
                  (Including Zip Code)                                          (Including Zip Code)

(Complete accompanying Substitute Form W-9)

Credit unexchanged Old Notes delivered by book-entry transfer to DTC account set forth below:

 .....................................................


IMPORTANT: THIS LETTER (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                     PLEASE READ THIS LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                   (Complete accompanying Substitute Form W-9)

Dated:........................................................, ................

 ...............................................................................x

 ...............................................................................x
                         (Signature(s) of Owner) (Date)

         Area Code and Telephone Number:........................................

         If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):........................................................................

 ................................................................................
                             (Please Type or Print)

Capacity:.......................................................................

Address:........................................................................

 ................................................................................
                              (Including Zip Code)


                               SIGNATURE GUARANTEE
                         (if required by Instruction 3)

Signature(s) Guaranteed by
an Eligible Institution:........................................................
                             (Authorized Signature)

 ................................................................................
                                     (Title)

 ................................................................................
                                 (Name and Firm)

Dated:..........................................................................

                                  INSTRUCTIONS

                             SCG HOLDING CORPORATION
                  AND SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC


     FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE THEIR
                     12% SENIOR SUBORDINATED NOTES DUE 2009,
             WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF
                                1933, AS AMENDED,
                           FOR ANY AND ALL OUTSTANDING
                     12% SENIOR SUBORDINATED NOTES DUE 2009

         1.       DELIVERY OF THIS LETTER AND OLD NOTES; GUARANTEED DELIVERY
                  PROCEDURES.

                  This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Old Notes, or a confirmation of book-entry transfer from DTC ("Book-Entry Confirmation"), as the case may be, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

                  Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal and Notice of Guaranteed Delivery, substantially in the form provided by the Issuers (by mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

                  The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

                  See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF OLD NOTES WHO TENDER BY BOOK-ENTRY TRANSFER).

                  If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes-Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES OF THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

                  If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

                  If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

                  If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

                  When this Letter is signed by the registered holder of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

                  If this Letter is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Institution.

                  If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority to so act must be submitted.

                  ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR BY AN "ELIGIBLE GUARANTOR" INSTITUTION WITHIN THE MEANING OF RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934 (AN "ELIGIBLE INSTITUTION").

                  SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN DTC WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) TENDERED WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

                  Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such holder of Old Notes may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

5. TAX IDENTIFICATION NUMBER.

                  Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Issuers (as payors) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If the Issuers are not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of New Notes to such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

                  Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

                  To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Issuers a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Issuers within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Issuers.

6. TRANSFER TAXES.

                  The Issuers will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Issuers or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

                  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT IS NOT NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER.

7. WAIVER OF CONDITIONS.

                  The Issuers and the Guarantors reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. NO CONDITIONAL TENDERS.

                  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

                  Neither the Issuers, the Guarantors, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

                  Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

                  Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

          TO BE COMPLETED BY ALL TENDERING HOLDERS (SEE INSTRUCTION 5)

                     PAYORS' NAMES: SCG HOLDING CORPORATION,
                       SEMICONDUCTOR COMPONENTS INDUSTRIES


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


SUBSTITUTE                     Part I - PLEASE PROVIDE YOUR                     TIN:__________________________________
Form W-9                       TIN IN THE BOX AT RIGHT AND                          (Social Security
                               CERTIFY BY SIGNING AND                                Number or Employer
                               DATING BELOW.                                         Identification Number)
                               ---------------------------------------------------------------------------------------
Department of the              Part 2 - TIN Applied For / /
Treasury
                               ---------------------------------------------------------------------------------------
Internal Revenue               CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I
Service                        CERTIFY THAT:
Payor's Request For            (1) the number shown on this form is my correct
Taxpayer                       Taxpayer Identification Number (or I am waiting
Identification Number          for a number to be issued to me).
("TIN") and
Certification
                               (2) I am not subject to backup withholding either
                               because: (a) I am exempt from backup withholding,
                               or (b) I have not been notified by the Internal
                               Revenue Service (the "IRS") that I am subject to
                               backup withholding as a result of a failure to
                               report all interest or dividends, or (c) the IRS
                               has notified me that I am no longer subject to
                               backup withholding, and

                               (3) any other information provided on this form is true and correct.

                               SIGNATURE ___________________ DATE___________
----------------------------------------------------------------------------------------------------------------------
You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
----------------------------------------------------------------------------------------------------------------------
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       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

___________________________________               ____________________________
             Signature                                        Date




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